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                                                                   EXHIBIT 10.14

                             INDEPENDENT CONTRACTOR
                               SERVICES AGREEMENT


The following confirms the agreement (the "Agreement") between Alta Software, Inc. (the "Independent Contractor") and Cisco Systems Inc. (the "Company") with respect to the provision of consulting services to the Company.

1. Term of Agreement. This Agreement is effective as of August 13, 1997, and will terminate on August 31, 1998, (the "Termination Date") unless terminated earlier pursuant to Paragraph 10 of this Agreement. The terms and conditions of this Agreement shall apply to any Work Statement (Attachment A) issued hereunder, whether or not the Agreement remains in effect when performance or any claim under the Work Statement is made.

2. Independent Contractor Status. It is the express intention of the parties to this Agreement that the Independent Contractor is not an employee, agent, joint venture, or partner of the Company. Nothing in this Agreement shall be interpreted or construed as creating or establishing an employment relationship between the Company and the Independent Contractor. Both parties understand and agree that the Independent Contractor may, and probably will, perform services for others during the term of this Agreement.

3. Warranties. Independent Contractor warrants that Company has the right to make any use of the Work Product and any materials, concepts, processes, or information contained therein as Company may determine, without violation of any right of any third party and without creating any obligation on the part of Company to pay any fee, penalty, or other expense in connection with Company's use, reproduction, marketing, licensing or sale.

     Independent Contractor warrants that he/she is in the business of providing to other companies services similar to those provided to the Company under this Agreement; Independent Contractor further warrants that he/she either is providing, or has provided, such services to other companies.

4. Services/Ownership. Independent Contractor shall provide the services described in any Work Statement to which this Agreement relates (the "Services"). "Work Product" shall mean all deliverables, recommendations, reports, designs, diagrams, specifications, writings of any nature, photographs, artwork, audio and audio-visual works, computer programs, inventions, discoveries and improvements developed, conceived or reduced to practice in the course of or arising out of any Services. A Work Statement may only be changed in writing, signed by both parties. The parties understand and agree that Independent Contractor will have the sole discretion to determine the method, means, and location of performing the

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     Services, and that the Company has no right to, and will not, control or determine the method, means, or place of the performance of the Services.

     All Work Product shall be disclosed promptly to Company and will be the exclusive property of Company. Independent Contractor transfers and assigns to Company all right, title and interest in the Work Product, including all rights in any patents, copyrights, trade secrets, inventions, copyrightable materials or other intellectual property rights relating to the Work Product. Independent Contractor shall execute any documents and otherwise cooperate with Company in any action Company deems necessary to secure fully to Company all rights in the Work Product or to obtain, maintain or defend for Company's benefit any of the intellectual property rights identified above.

5. Employment of Assistants. Should the Independent Contractor, in his/her sole discretion, deem it necessary to employ assistants to aid him/her in the performance of the Services, the parties agree that the Company will not direct, supervise or control in any way such assistants to the Independent Contractor in their performance of Services. The parties further agree that such assistants are employed solely by the Independent Contractor, and that he/she alone is responsible for providing workers' compensation insurance for his/her employees, for paying the salaries and wages of his/her employees, for ensuring that all required tax withholdings are made, and for ensuring that the employee has the legal right to work in the United States at Cisco and has obtained the proper I-9 verification. Independent Contractor further represents and warrants that it maintains workers' compensation insurance coverage for his/her employees and acknowledges that it alone has responsibility for such coverage.

6.   Obligations of the Independent Contractor.

     a. The Independent Contractor will supply all tools and equipment necessary to perform the Services unless otherwise agreed on each Work Statement.

     b. Independent Contractor is solely responsible for all taxes, withholdings and other similar statutory obligations; and Independent Contractor agrees to defend, indemnify and hold Company harmless from any and all claims made by any entity on account of an alleged failure by the Independent Contractor to satisfy any such tax or withholding obligations.

     c. Independent Contractor will use its best efforts to perform all work in a competent and workmanlike manner substantially to agreed-to specifications. ALL OTHER WARRANTIES, INCLUDING MERCHANTABILITY AND FITNESS, ARE DISCLAIMED. NEITHER PARTY IS LIABLE FOR DIRECT DAMAGES EXCEEDING THE PRICE OR

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     FOR ANY INDIRECT DAMAGES EXCEEDING THE PRICE OR FOR ANY INDIRECT,
     INCIDENTAL OR CONSEQUENTIAL DAMAGES.

7. Reporting to the Company's Facilities. Independent Contractor is not required to report to work at the offices of the Company during any particular work hours. Rather, Independent Contractor is free to report or not report to the Company's offices as he/she sees fit. When Independent Contractor does visit the Company's offices, he/she will be required to sign in and be issued a temporary identification badge like any other non-employee visitor to the Company's facilities.

8. Compensation. Unless designated as a "firm fixed price" and matched to a clear statement of work all dollar figures are deemed reasonably accurate estimates. Independent Contractor shall be paid as specified on each Individual Work Statement. Independent Contractor shall submit to the Company invoices for all services rendered and, assuming performance of the work as required herein, the Company agrees to adhere to the payment schedule as agreed upon in each Work Statement. The foregoing fees are Independent Contractor's sole compensation for rendering Services to the Company. Except for reimbursement of Independent Contractor's reasonable, documented travel costs, the parties agree that the Company is not responsible to reimburse any costs or expenses incurred by Independent Contractor in performing the Services unless otherwise agreed to in a Work Statement.

9. Confidential Information. Independent Contractor understands that the Company possesses Proprietary Information as defined below which is important to its business and that this Agreement creates a relationship of confidence and trust between Independent Contractor and the Company with regard to Proprietary Information.

     a. For purposes of this Agreement, "Proprietary Information" is information that was or will be developed, created or discovered by or on behalf of the Company, or is developed, created or discovered by Independent Contractor while performing Services, or which became or will become known by, or was/is conveyed to the Company which has commercial value in the Company's business. "Proprietary Information" includes, but is not limited to, trade secrets, computer programs, ideas, techniques, inventions (whether patentable or not), business and product development plans, customers and other information concerning the Company's actual or anticipated business, research or development, personnel information, Inventions (as defined in subsection e. below), or which is received in confidence by or for the Company from any other person. Proprietary Information does not include any information independently developed by Independent Contractor outside the scope of this Agreement. Nothing herein precludes Independent Contractor

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     from re-using general technical expertise not involving Proprietary
     Information.

     b. At all times, both during the term of this Agreement and after its termination, Independent Contractor will keep in confidence and trust, and will not use or disclose, any Proprietary Information without the prior written consent of an officer of the Company, except as may be necessary in the ordinary course of performing the Services under this Agreement. In the case whereby Independent Contractor employs an assistant, the Independent Contractor shall require the assistant to sign a Confidential Information agreement containing the same conditions as this Section 9 and all benefits shall enure to Company.

     c. Independent Contractor understands that the Company possesses or will possess "Company Documents" which are important to its business. For purposes of this Agreement, "Company Documents" are documents or other media that contain or embody Proprietary Information or any other information concerning the business, operations or plans of the Company, whether such documents have been prepared by Independent Contractor or by others. "Company Documents" include, but are not limited to, blueprints, drawings, photographs, charts, graphs, notebooks, customer lists, computer disks, personnel files, tapes or printouts, sound recordings and other printed, typewritten or handwritten documents. All Company Documents are and shall remain the sole property of the Company. Independent Contractor agrees not to remove any Company Documents from the business premises of the Company or deliver any Company Documents to any person or entity outside the Company, except as required in connection with performance of the Services under this Agreement. Independent Contractor further agrees that, immediately upon the Company's request and in any event upon completion of the Services, Independent Contractor shall deliver to the Company all Company Documents, apparatus, equipment and other physical property or any reproduction of such property, excepting only Independent Contractor's copy of this Agreement.

     d. During the term of this Agreement and for two (2) years thereafter, neither party will hire or solicit any employee of the other party to leave the other party for any reason. Violation of this provision may be enforced by injunctive relief.

     e. Independent Contractor will promptly disclose in writing to the Company all "Inventions" (which term includes improvements, inventions, designs, formulas, works of authorship, trade secrets, technology, mask works, circuits, layouts, algorithms, computer programs, ideas, processes, techniques, know-how and data, whether or not patentable) made, conceived, reduced to practice or developed by Independent Contractor, either alone or

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     jointly with others, during the term of this Agreement in connection with the Services or which relate to any Proprietary Information.

     All Proprietary Information and all title, patents, patent rights, copyrights, mask work rights, trade secret rights and other intellectual property and rights anywhere in the world (collectively "Rights") in connection therewith shall be the sole property of the Company. Independent Contractor hereby assigns to the Company any Rights Independent Contractor may have or acquire in such Proprietary Information.

     Independent Contractor agrees that all Inventions which Independent Contractor makes, conceives, reduces to practice or develops (in whole or in part, either alone or jointly with others) during the term of this Agreement in connection with the Services or which relate to any Proprietary Information shall be the sole property of the Company. Independent Contractor agrees to assign and hereby assigns to the Company all Rights to any such Inventions.

     f. Independent Contractor agrees to perform, during and after the term of this Agreement, all acts deemed necessary or desirable by the Company to permit and assist it, at Independent Contractor's reasonable rate, in evidencing, perfecting, obtaining, maintaining, defending and enforcing Rights and/or Independent Contractor's assignment with respect to such Inventions in any and all countries. Such acts may include, but are not limited to, execution of documents and assistance or cooperation in legal proceedings, Independent Contractor hereby irrevocably designates and appoints the Company and its duly authorized officers and agents, as Independent Contractor's agents and attorneys-in-fact to act for and in behalf and instead of Independent Contractor, to execute and file any documents and to do all other lawfully permitted acts to further the above purposes with the same legal force and effect as if executed by Independent Contractor.

     g. Independent Contractor represents that performance of all the terms of this Agreement will not breach any agreement to keep in confidence Proprietary Information acquired by Independent Contractor in confidence or in trust prior to the execution of this Agreement. Independent Contractor has not entered into, and Independent Contractor agrees not to enter into, any agreement either written or oral that conflicts or might conflict with Independent Contractor's performance of the Services under this Agreement.

     h. If any Rights or Inventions assigned hereunder are based on, or incorporate, or are improvements or derivatives of, or cannot be reasonably made, used, reproduced and distributed without using or violating technology or Rights owned or licensed by Independent Contractor and not assigned hereunder, Independent Contractor hereby grants the Company a perpetual, worldwide royalty-free, non-exclusive sublicensable right and license to


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     exploit and exercise all such technology and Rights in support of the
     Company's exercise or exploitation or any assigned Rights or Inventions (including any modifications, improvements and derivatives thereof).

10. Termination of Agreement. This Agreement or any Work Statement may be terminated by either the Company or the Independent Contractor at any time prior to the Termination Date by written notice of termination. Such notice may be given at any time for any reason, with or without cause.

11. Enforceability of Agreement. Independent Contractor agrees that any dispute in the meaning, effect or validity of this Agreement shall be resolved in accordance with the laws of the State of California without regard to the conflict of law provisions thereof. Independent Contractor further agrees that if one or more provisions of this Agreement are held to be unenforceable under applicable California law, such provision(s) shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with the terms.

12. Assignment. This Agreement shall not be assignable by either the Independent Contractor or the Company without the express written consent of the other party.

13. Arbitration. Any controversy between the parties hereto involving the construction or application of any terms, covenants or conditions of this Agreement or any claim arising out of or relating to this Agreement will be submitted to and be settled by final and binding arbitration in San Jose, California, in accordance with the rules of the American Arbitration Association then in effect, and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof.

14. Entire Understanding. This Agreement contains the entire understanding of the parties regarding its subject matter and can only be modified by a subsequent written agreement executed by the Independent Contractor and the Vice President of Human Resources.

15. Notices. All notices required or given herewith shall be addressed to the Company or Independent Contractor at the designated addresses shown below by registered mail, special delivery or by certified courier service:

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

         a.   To Company:                b.      To Independent Contractor

              Cisco Systems, Inc.        Alta Software, Inc.
              170 West Tasman Drive      11480 Sunset Hills Road, Suite 200E
              San Jose, CA  95134        Reston, VA  20190


16. Attorneys' Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements, in addition to any other relief to which the party may be entitled.



Cisco Systems, Inc.                       Independent Contractor



Dated: 8/13/97                            Dated: Aug. 13, 1997
       ---------------------------               ------------------------------

By: /s/ M. Bloom                          By: /s/ Nelson Carbonell
    ------------------------------            ---------------------------------

Title: Commodity Mgr.                     Title: Chairman
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